                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Roseland Oil & Gas, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                            Roseland Oil & Gas, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                           ROSELAND OIL & GAS, INC.
                       1720 NORTHWEST HIGHWAY, STE. 320
                             GARLAND, TEXAS 75041
                               (972) 686-0369

                            ----------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                JUNE 24, 1998
                            ----------------------

To the Stockholders of Roseland Oil & Gas, Inc.:

    As a stockholder of Roseland Oil & Gas, Inc., an Oklahoma corporation (the "Company"), you are hereby given notice of and invited to attend in person or by proxy the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Holiday Inn Select L.B.J. Northeast, 11350 L.B.J. Freeway @ Jupiter Road, Dallas, Texas for the following purposes:

          1. To elect five members to the Company's Board of Directors to hold office until the next annual meeting and until their successors are elected and qualified;

          2. To ratify the selection of The Strategem Group, Inc., as the Company's independent auditors for the fiscal year ending June 30, 1998; and

          3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on May 14, 1998 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Only stockholders of record as of the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any adjournments thereof. The transfer books of the Company will not be closed.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, THE COMPANY DESIRES TO HAVE THE MAXIMUM REPRESENTATION AT THE MEETING AND RESPECTFULLY REQUESTS THAT YOU SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA. A PROXY MAY BE REVOKED BY A STOCKHOLDER AT ANY TIME PRIOR TO ITS USE AS SPECIFIED IN THE ENCLOSED PROXY STATEMENT.


                                   BY ORDER OF THE BOARD OF DIRECTORS



                                   Stacy Hacker, Secretary

Garland, Texas
May 18, 1998


                           YOUR VOTE IS IMPORTANT.
       PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN
                     THE POSTAGE PAID ENVELOPE PROVIDED.

                           ROSELAND OIL & GAS, INC.
                       1720 NORTHWEST HIGHWAY, STE. 320
                             GARLAND, TEXAS 75041

                             --------------------

                               PROXY STATEMENT
                     1998 ANNUAL MEETING OF STOCKHOLDERS
                                JUNE 24, 1998

                             --------------------

GENERAL

    This Proxy Statement and the enclosed Proxy are solicited on behalf of Roseland Oil & Gas, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held June 24, 1998, at the time and place and for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"), or any adjournment(s) of the Meeting.

    These proxy solicitation materials are being mailed on or about June 1, 1998 to holders of the issued and outstanding shares (the "Shares") of the Company's common stock, par value $0.05 per share (the "Common Stock"), entitled to vote at the Meeting.


RECORD DATE AND PRINCIPAL STOCKHOLDERS

    Stockholders of record at the close of business on May 14, 1998 (the "Record Date") are entitled to notice of and to vote at the Meeting. On the Record Date, there were issued and outstanding 17,530,847 shares of Common Stock. There is no other class of voting security of the Company issued or outstanding. For information regarding security ownership by management and certain other holders of the Common Stock, see "Security Ownership of Certain Persons."

REVOCABILITY OF PROXIES

    Any stockholder of the Company has the unconditional right to revoke his or her proxy at any time prior to the voting thereof by any act inconsistent with the proxy, including notifying the Secretary of the Company of such revocation in writing, executing a subsequent proxy or attending at the Meeting and casting a contrary vote. However, no revocation shall be effective unless notice of such revocation has been received by the Company at or prior to the Meeting.

VOTING AND SOLICITATION

    Pursuant to the Certificate of Incorporation of the Company, each share of Common Stock entitles the holder thereof to one vote on any matter requiring a vote by the Company's stockholders that properly comes before the stockholders at the Meeting or any adjournments. The Company's Bylaws and the Oklahoma General Corporation Law (the "OGCL") require an affirmative vote or written consent of a plurality of the outstanding Shares present in person or by proxy and entitled to vote at the Meeting to elect directors.

    Shares represented by valid proxies will be voted in accordance with the stockholder's instructions, or, in the absence of instructions, will be deemed to grant authority to vote:


          1. FOR the election of the five nominees listed under "Election of Directors" as nominees of the Company for election as directors;

          2. FOR the ratification of the selection of The Strategem Group, Inc. as the Company's independent auditors for the fiscal year ending June 30, 1998.



    The Company is unaware of any additional matters not set forth in the Notice of Annual Meeting of Stockholders that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Meeting or any adjournments thereof and presented for a vote of the stockholders, the persons named in the proxy will vote in accordance with their best judgment upon such matters, unless otherwise restricted by law.

    Any stockholder who is present in person or by proxy at the Meeting but who abstains from voting shall be counted for purposes of determining whether a quorum exists, but an abstention shall not be counted as an affirmative vote with respect to any matter. Stockholders are not entitled to cumulate their votes in the election of directors or with respect to any matter, and are not entitled to vote for a greater number of persons than the number of nominees named in this Proxy Statement. Abstentions and broker non-votes will be deemed not to have been cast and will have no legal effect in the election of directors.

    Stockholder ratification is not required for the selection of The Strategem Group, Inc. as the Company's independent auditors for the fiscal year ending June 30, 1998, because the Board of Directors has responsibility for selection of the Company's independent auditors. The selection is being submitted for ratification with a view toward soliciting the opinion of stockholders, which opinion will be taken into consideration in future deliberations.

    The stockholders of the Company have no appraisal rights under the Oklahoma General Corporation Law, the corporation law statute of the Company's place of incorporation, or under any other statute or regulation, with respect to the matters specified in the Notice.

    The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may also be solicited by personal interview, facsimile transmission, and telephone by directors, officers, employees, and agents of the Company. The Company will also supply brokers, nominees, or other custodians with the number of Proxy forms, Proxy Statements, and Annual Reports they may require for forwarding to beneficial owners.


PROPOSALS OF STOCKHOLDERS AT NEXT ANNUAL MEETING OF STOCKHOLDERS

    The Company anticipates holding its next annual meeting of stockholders on or about June 30, 1999. Proper proposals submitted by a stockholder in accordance with applicable rules and regulations for presentation at the Company's next annual meeting of stockholders that are received by January 31, 1999, at the Company's principal executive office, 1720 Northwest Highway, Ste. 320, Garland, Texas 75041, Attention: Secretary, will be included in the Company's proxy statement and form of proxy for that meeting.



                                 PROPOSAL ONE
                            ELECTION OF DIRECTORS

    The number of directors authorized by the Company's Bylaws is currently fixed at fifteen, with the exact number to be fixed from time to time by the Board of Directors. The Board of Directors has fixed the number of directors at five. Five directors are proposed to be elected at the Meeting. All five directors proposed to be elected will hold office until the next annual meeting of stockholders and until their successors shall be elected and shall qualify. Proxies in the accompanying form will be voted FOR the five nominees, except where authority is specifically withheld by the stockholder. All nominees are presently directors of the Company. If any nominee should become unable to accept election, votes will be cast pursuant to the accompanying Proxy for a substitute as may be designated by the Board of Directors. The nominees have indicated that they are willing and able to serve as directors. The nominees were nominated for election to the Board of Directors by the current Board of Directors.

NOMINEES FOR DIRECTORS

    The following table sets forth the name and age of each nominee and the period during which each has served as a director of the Company:

      NAME             AGE          POSITION WITH ROSELAND          DIRECTOR SINCE
     ------            ---          ---------------------           --------------
William Vandever        72     Chairman of the Board                     1991
Calvin Wallen III       43     President & Chief Executive Officer       1997
Gene Howard             71     Director                                  1991
Jon S. Ross             34     Director                                  1998
Stacy Hacker            40     Director                                  1997

WILLIAM G. VANDEVER has served as the Chairman of the Board, Chief Executive Officer and President of the Company from August 1991 until December 1997 and continues to serve as the Chairman of the Board. His business experience as a Corporate Chief Executive includes oil and gas, banking, finance, real estate, retailing and insurance. Over the past fifteen years, he has drilled over two hundred wells in Oklahoma, Texas, Kansas, Arkansas and Ohio. He served as President of Professional Investors Life Insurance Company ("PILIC"), Bonneville Life Insurance Company, Thurston Fire and Casualty Company and Progress Life and Accident Company, all insurance companies based in Tulsa, Oklahoma from 1990 through 1992 when PILIC was sold to a third party. Mr. Vandever served as a director of EntreCap from 1991 to August
1992 and as a director of Hinderliter Industries, Inc. from 1991 until August 1992. For more than the past five years, Mr. Vandever has served as an officer and/or director of Kansas Energy Corporation, Mohawk Oil and Gas Corporation, Tulsa Petroleum Corporation and William G. Vandever Company, Inc.

GENE C. HOWARD is the Senior Partner of the law firm of Howard and Widdows, P.C. of Tulsa, Oklahoma and has been engaged primarily in the private practice of law over the past thirty five years. Mr. Howard served in the Oklahoma State Senate from 1964 through 1982 and was President Pro Tem from 1975 through 1981. In addition, he served as the Chairman of the Board of Farmers and Exchange Bank from 1972 through 1991 and on the Board of Directors of Local Federal Bank of Oklahoma. Mr. Howard is a Director of the Oklahoma State Education and Employment Group Insurance Board and presently acts as Chairman. Mr. Howard served as Director of EntreCap and Hinderliter corporations from 1991 to August of 1992. He is also a Chairman of the Board of Philadelphia Mortgage Trust ("PMT"). The firm of Howard and Widdows, P.C. represents PMT.

JON S. ROSS has served as a director of the Company since April 1998. Mr. Ross is a practicing attorney in Dallas, Texas specializing in the representation of over fifty corporate entities within the past eight years. He has served on several community and not-for-profit committees and Boards and has been asked to speak to corporate and civic leaders on a variety of corporate law topics. Mr. Ross graduated from St. Mark's School of Texas with honors in 1982 and graduated from the University of Texas at Austin in 1986 with a B.B.A. in Accounting. He then graduated from the University of Texas School of Law in 1989 attaining a Juris Doctorate degree.

CALVIN A. WALLEN III is the President and Chief Executive Officer of the Company. Mr. Wallen has over 20 years of experience in the oil and gas industry working as a drilling and petroleum engineer. He was employed by Superior Oil and various other drilling contractors including Resource, Tom Brown and Rowan International. He assisted in the design and construction of several land rigs with advanced drilling systems and has domestic and international experience in drilling engineering. While employed by Rowan International, Mr. Wallen gained experience in drilling high angle directional wells at Prudhoe Bay on contract to Arco. In 1982 Mr. Wallen began acquiring and developing oil and gas properties, forming a production company that has evolved into Tauren Exploration, Inc. Mr. Wallen did his undergraduate engineering studies at Texas A&M University in College Station, Texas.

STACY HACKER has served as a director since December 1997. Mr. Hacker has over fifteen years experience in the international business and finance arena. He has taken the lead in the financial and corporate development of several international business entities and has orchestrated the development and sale of a large international company. Mr. Hacker has developed instrumental relationships inside the international finance markets.

There are no family relationships among any of the directors or executive officers of the Company. See "Certain Relationships and Related
Transactions" for a description of transactions between the Company and its directors, executive officers or their affiliates.

VOTE REQUIRED

    The five nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote for them shall be elected as directors.



   THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR.


BOARD MEETINGS AND COMMITTEES

    Each director is elected to serve until the next annual meeting of stockholders or until the director's successor is duly elected and qualified. Officers serve at the discretion of the Board of Directors.


BOARD OF DIRECTORS AND MEETINGS

    During the fiscal year ended June 30, 1997, the Board of Directors held four meetings. Each director attended at least 75% of the aggregate number of meetings held by the Company's Board of Directors during the fiscal year ended June 30, 1997.

COMPENSATION OF DIRECTORS

    The members of the Board of Directors do not receive cash compensation in connection with their service but are entitled to reimbursement for their expenses incurred in connection with attendance at meetings of the Board of

Directors.


                         EXECUTIVE OFFICERS OF THE COMPANY


The executive officers of the Company are as follows:

       NAME           AGE                 POSITION WITH ROSELAND
       ----           ---                 ----------------------
Calvin Wallen III      43       President, Chief Executive Officer,  Chief Financial
                                 Officer, Director
Stacy Hacker           40       Secretary


Information concerning the business experience of Messrs. Wallen and Hacker is provided under the caption Election of Directors" above.



                    SECURITY OWNERSHIP OF CERTAIN PERSONS


           SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND
                            PRINCIPAL STOCKHOLDERS

    The record date for the determination of the Stockholders entitled to notice of and to vote at the Meeting has been established by the Board as the close of business on May 14, 1998 (the "Record Date"). As of the Record Date, there were issued and outstanding 17,530,847 shares of Common Stock. There is no other class of voting security of the Company issued or outstanding.

    The following table sets forth the number of shares of the Company's Common Stock beneficially owned, as of May 14, 1998, by (i) each person known to the Company to own more than 5% of the Common Stock of the Company (the only class of voting securities now outstanding), (ii) each of the nominees for director, (iii) each executive officer named in the Summary Compensation Table (the "Named Officers") and (iv) all nominees, Named Officers and other executive officers as a group. Unless otherwise indicated, the number of shares and percentage of ownership of Common Stock for each of the stockholders set forth below assumes that shares of Common Stock that the stockholder may acquire within sixty days of the Record Date are outstanding.

                                               NUMBER          APPROXIMATE
       NAME AND ADDRESS                      OF SHARES      PERCENT OF CLASS
       ----------------                      ---------      ----------------
Calvin Wallen III                           9,515,000 /1/        54.3%
1720 Northwest Highway, Ste. 320
Garland, TX 75041

William G. Vandever                         1,167,433 /2/         6.7%
1724 East 15th St.
Tulsa OK 74104

William Bruggeman                           3,529,694 /3/        20.1%
20 Anemone Circle
North Oaks, MN 55127

Gene Howard                                   322,245 /4/         1.8%
2402 East 29th St.
Tulsa, OK 74114

Stacy Hacker                                        0 /5/           *
1720 Northwest Highway, Ste. 320
Garland, OK 75041

Jon S. Ross                                         0 /6/           *
1720 Northwest Highway, Ste. 320
Garland, OK 75041


All officers and directors
as a group (6 persons):                    14,534,372 /7/        82.9%

*Less than one percent.

/1/ Includes 2,500,000 shares held by Earthstock Resources, Inc., a company controlled by Mr. Wallen

/2/ Includes 957,433 shares presently held by Mr. Vandever's wife, Margaret, of which Mr. Vandever claims no beneficial ownership

/3/ Includes 500,000 shares held by Diversified Dynamics Corp., a company controlled by Mr. Bruggenman and 2,500,000 shares held jointly by William Bruggeman & Ruth Bruggeman JTWROS

/4/ All 322,245 shares are held by Mr. Howard's wife, Belva, of which Mr. Howard claims no beneficial ownership

/5/  Mr. Hacker is a current director and presently owns no stock

/6/  Mr. Ross is a current director and presently owns no stock

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's officers, directors and persons who own more than ten percent (10%) of a registered class of the Company's equity securities file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of all such forms received by it, or written representations from certain reporting persons, no Form 5s were required for those persons.


                      COMPENSATION OF EXECUTIVE OFFICERS

    The total compensation for the three fiscal years ended June 30, 1997, for William Vandever, the Company's former Chief Executive Officer and Calvin Wallen III, the Company's current Chief Executive Officer is set forth below in the following Summary Compensation Table. No other person received cash compensation in excess of $100,000 during the fiscal year ended June 30. 1997.


                         SUMMARY COMPENSATION TABLE

                                                         Fiscal     Annual
        Name                 Position                     Year      Salary
        ----                 --------                     ----      ------
William G. Vandever, Chairman of the Board, (Past)        1997      40,500
 President, CEO                                           1996      72,000
                                                          1995      72,000
Calvin Wallen III, Director, President, CEO (Current)     1997*          0
                                                          1996           0

------------------------
*  Elected in December 1997



OPTION GRANTS DURING 1997 FISCAL YEAR

    During the fiscal year ended June 30, 1997, no options were granted to the Named Executive Officers.

              EMPLOYMENT AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

    In November 1991, the Board of Directors approved employment agreements between the Company and Messrs. Vandever and J. Howard.

    The Company entered into an employment agreement with William G. Vandever for a term of seven (7) years which provides for a base salary of $72,000 together with a bonus equal to 4% of net pre-tax cash flow from operations up to $1.0 million and 5% of net pre-tax cash flow from operations (excluding income and expenses from the HiLand Properties) over $1.0 million. Additionally, the agreement provided for the issuance of 60,000 restricted common shares of the Company valued at $0.10 per share, the trading price as of the date of issue.

    The Company entered into an employment agreement with Joseph T. Howard for a term of seven (7) years which provides for a base salary of $45,000 together with a bonus equal to 2% of the net pre-tax cash flow from operations up to $1.0 million and 2.5% of the net pre-tax cash flow from operations (excluding income and expenses from the HiLand Properties) over $1.0 million. Additionally, the agreement provided for the issuance of 60,000 restricted common shares of the Company valued at $0.10 per share, the trading price as of the date of issue. Mr. Howard served as the Company's General Council. In December, 1997, Mr. Howard and the Company reached a substitutive agreement by which the Company agreed to terminate Mr. Howard's employment agreement and to requite Mr. Howard for any unpaid compensation under the terms of his contract by assignment of certain assets of the Company. As of May 1, 1998, this transaction had not been implemented.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In January 1993, the Company purchased the building located in Tulsa, Oklahoma where it previously leased office space. The purchase price of the 2,200 square foot facility was approximately $200,000. The Company assumed a mortgage on the property of approximately $121,000 and issued 789,288 shares of restricted common stock. The property was purchased from Margaret Vandever, the wife of William Vandever, President, Chief Executive Officer and a Director of the Company. The purchase price and terms constituted fair market value had the property been purchased from an unrelated third party. In December 1997, the Board of Directors approved the disposal of the property located in Tulsa, Oklahoma and the moving of the corporate offices to Dallas, Texas following the execution of a Stock Purchase Agreement (see
Item 5. of the 10-Q dated 12-31-97).

    In January 1993, the Company purchased an interest in an oil and gas lease in Creek County, Oklahoma from South Central Energy for approximately $65,000. The Company issued 644,490 shares of restricted common stock to South Central Energy as full payment for the interest in the lease. South Central Energy is owned by Margaret Vandever, the wife of William G. Vandever and Velva Howard, the wife of Gene C. Howard. Both Mr. Vandever and Mr. Howard are Directors of the Company.



                                 PROPOSAL TWO


RATIFICATION OF INDEPENDENT ACCOUNTANTS

    William Matthews, C.P.A., S.C., independent certified public accountants, served as independent auditors for the Company for the fiscal year ended June 30, 1997, and has reported on the Company's consolidated financial statements. Due to the moving of the Corporate Offices of the Company from Tulsa, Oklahoma to Dallas, Texas, the Board of Directors has selected The Strategem Group, Inc. as the Company's independent auditors for the fiscal year ending June 30, 1998, and recommends that the stockholders ratify this selection. The Board of Directors has been advised that The Strategem Group, Inc. has no relationship with the Company or its subsidiaries.

    While stockholder ratification is not required for selection of The Strategem Group, Inc. because the Board of Directors has the responsibility for selection of the Company's independent auditors, the selection is being submitted for ratification at the Meeting with a view toward soliciting the stockholders' opinion thereon, which opinion will be taken into consideration in future deliberations.


    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE STRATEGEM GROUP, INC. AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.


AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

    A copy of the Company's Annual Report on Form 10-KSB containing audited financial statements accompanies or has preceded this proxy statement. The Annual Report does not constitute a part of the proxy solicitation material.

OTHER MATTERS

    As of the time this proxy statement was printed, neither management nor the Board of Directors is aware of any matter to be presented for action at the Meeting other than matters set forth herein. If any other matters requiring a vote of stockholders are properly brought before the Meeting, the proxies in the enclosed form confer on the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the shares in accordance with their best judgment in the interest of the Company. It is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

    It is important that your shares be represented at the meeting, regardless of the number of shares you hold and whether you intend to attend the meeting. You are therefore urged to complete, date, execute and return, at your earliest convenience, the accompanying proxy card in the postage paid envelope which has been enclosed.





FOR THE BOARD OF DIRECTORS OF
ROSELAND OIL & GAS, INC.


CALVIN A. WALLEN III
CHIEF EXECUTIVE OFFICER AND PRESIDENT



Garland, Texas
June 1, 1998

                                  APPENDIX A



                           NOTICE OF ANNUAL MEETING
                                     AND
                               PROXY STATEMENT


                             --------------------


                                JUNE 24, 1998

                                GARLAND, TEXAS


                             --------------------













               (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                           ROSELAND OIL & GAS, INC.

                                    PROXY

                  FOR ANNUAL MEETING OF THE STOCKHOLDERS OF
                           ROSELAND OIL & GAS, INC.
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints CALVIN A. WALLEN III and STACY HACKER, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of the Company to be held at Holiday Inn Select L.B.J. Northeast, 11350 L.B.J. Freeway @ Jupiter Road, Dallas, Texas on June 24, 1998 at 1:00 p.m. and at any adjournments thereof.


     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.


This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. Please mark your votes as in this example using dark ink only. [X]

    IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

                                                   FOR Election     NOT FOR Election
                                                   of directors       of directors
1. Election of directors: William G. Vandever,         [  ]               [  ]
   Calvin A. Wallen III, Gene C. Howard, Jon S.
   Ross and Stacy Hacker.

--------------------------------------------------------
Vote withheld from the nominee(s) listed in space above.

               FOR Ratification     NOT FOR Ratification     ABSTAIN
                     [  ]                   [  ]               [  ]

2. Ratification of The Strategem Group, Inc. as independent accountants for fiscal year ending June 30, 1998.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.



Signature                               Title:
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Signature if held jointly                               Dated:       , 1998
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Please Print Name
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